UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 26, 2006

IDAHO GENERAL MINES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Idaho
(State or Other Jurisdiction of Incorporation)

000-50539	91-0232000
(Commission File Number)	(IRS Employer Identification No.)

10 N. Post St., Suite 610, Spokane, WA	99201
(Address of Principal Executive Offices)	(Zip Code)

(509) 838-1213
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 26, 2006, Roy A. Pickren, Jr. submitted his resignation from the Board of Directors of Idaho General Mines, Inc. (the “Company”) and all other positions that he holds with the Company, including as a member of the Nominating Committee of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDAHO GENERAL MINES, INC.
(Registrant)

Date: December 29, 2006	By:	/s/ Robert L. Russell
Robert L. Russell
President and Chief Executive Officer